SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jul-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jul-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jul-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    273,512,426    1,888,120    1.39500%       317,958
 A-2  160,500,000    159,662,480    2,184,104    1.39500%       185,608
 A-3  48,000,000     47,619,072      993,393     1.20500%       47,817
 A-4  25,000,000     25,000,000         0        1.51500%       31,563
A-IO  236,452,500    235,194,199        0        6.96500%      1,414,721
 M-1  34,500,000     34,500,000         0        1.89500%       54,481
 M-2  27,000,000     27,000,000         0        2.90500%       65,363
 M-3   6,000,000      6,000,000         0        3.88500%       19,425
 B-1  10,500,000     10,500,000         0        4.53500%       39,681
 B-2   7,500,000      7,500,000         0        5.03500%       31,469
 B-3   6,000,000      6,000,000         0        5.53500%       27,675
  X   600,000,050    597,293,978        0                          0
  R       50              0             0        1.39500%          0
Total 600,000,050    597,293,977    5,065,618                  2,235,761

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         2,206,078         0      271,624,306
 A-2      N/A         2,369,712         0      157,478,375
 A-3      N/A         1,041,211         0       46,625,678
 A-4      N/A          31,563           0       25,000,000
A-IO      N/A         1,414,721         0      232,838,687
 M-1      0.00         54,481           0       34,500,000
 M-2      0.00         65,363           0       27,000,000
 M-3      0.00         19,425           0       6,000,000
 B-1      0.00         39,681           0       10,500,000
 B-2      0.00         31,469           0       7,500,000
 B-3      0.00         27,675           0       6,000,000
  X       N/A             0             0      593,548,120
  R       N/A             0             0           0
Total     0.00        7,301,378         0      592,228,360

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     6.86589196    1.15621164   8.02210360
 A-2   22541N3M9     13.60812617   1.15643383  14.76456000
 A-3   22541N3N7     20.69569188   0.99619750  21.69188938
 A-4   22541N3P2     0.00000000    1.26250000   1.26250000
A-IO   22541N3Q0     0.00000000    5.98310925   5.98310925
 M-1   22541N3S6     0.00000000    1.57916667   1.57916667
 M-2   22541N3T4     0.00000000    2.42083333   2.42083333
 M-3   22541N5J4     0.00000000    3.23750000   3.23750000
 B-1   22541N3U1     0.00000000    3.77916667   3.77916667
 B-2   22541N3V9     0.00000000    4.19583333   4.19583333
 B-3   22541N3W7     0.00000000    4.61250000   4.61250000
  X    22541N3X5     0.00000000    0.00000000   0.00000000
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    987.72474847
 A-2  0.00000000    981.17367788
 A-3  0.00000000    971.36830188
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    984.71653809
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    989.24678473
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  297,891,889  247,917,951     545,809,840
     Scheduled Principal               230,358      191,597         421,955
     Prepayments (Incls Curtail)     1,252,532    1,831,229       3,083,760
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      1,482,890    2,022,825       3,505,715
     Net Realized Losses                     0            0               0
Ending Balance                     296,408,999  245,895,126     542,304,125
Ending Count                             2,245        1,638           3,883

Aggregate End Coll Bal             321,600,000  271,948,121     593,548,120

Ending Overcollateralization Amount                               1,319,761

Prefunding Account:
Beginning Balance                   79,243,033   67,063,594     146,306,628
Subsequent Transfer                 53,979,010   40,902,553      94,881,563
Added to available cert prin            73,023      108,046         181,069
Amount in Prefund Acct              25,191,001   26,052,995      51,243,995

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,819,578    1,530,989       3,350,567
Less RAIS                                   94            0              94
Less NPPIS                                   0            0               0
                                     1,819,484    1,530,989       3,350,472
Capitalized Interest Account:
Beginning Balance                                                   533,278
less: Cap Int Require                   86,098       89,155         175,253
less: W/draw Overfund Int Amt to Depositor                          358,025
Ending Balance                                                           (0)

Servicing Fee                          118,131       99,477         217,608
Trustee Fee                              1,117          930           2,047
Credit Risk Manager Fee                  4,344        3,615           7,960
LPMI                                         0            0               0
Dividend Rewards                             0            0               0
Back-Up Servicing Fee                    5,991        3,822           9,813

Current Advances as of determination date                         1,256,216
Outstanding Advances  (end of prior calendar month)                 290,824

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     37             4,737,448      5           778,022
Grp 2     27             3,293,628      3           429,295
Total     64             8,031,076      8         1,207,317
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      0                     0
Total      0                     0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,245         296,408,999
Grp 2    1,638         245,895,126
Total    3,883         542,304,125

     Foreclosure
Grp 1    Count              Balance
Grp 2      1               122,849
Total      1                36,160
           2               159,009
     Bankruptcy
         Count              Balance
Grp 1      4               626,181
Grp 2      5               833,383
Total      9             1,459,564

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         10
Prin Bal of Loans for which Prepay Prems were collected           1,333,140
Current amount of Prepayment Premiums                                49,615

Current Delinquency Rate (60+days)                                  0.47610%
Rolling Three Month Delinquency Rate (60+days)                      0.27782%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     346
Weighted Average Gross Coupon of Mortgage Loans                     7.84488%
Weighted Average Net Coupon of Mortgage Loans                       7.32288%

Aggregate number of Mortgage Loans in the pool                        3,883

Senior Enhancement Percentage                                      15.32525%

Net Excess Spread                                                   2.30050%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                4,753
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                   4,753

     Target Amount for the preceding Distribution Date            6,600,001


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee